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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               February 3, 1998



                         SEARCH FINANCIAL SERVICES INC.
               (Exact name of registrant as specified in charter)


          DELAWARE                     0-9539                    41-1356819
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)


              600 N. PEARL STREET
                  SUITE 2500
                 DALLAS, TEXAS                                 75201-2899
   (Address of principal executive offices)                    (Zip Code)


     Registrant's telephone number, including area code        (214) 965-6000



                               NOT APPLICABLE
        (Former name or former address, if changed since last report)
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ITEM 5.          OTHER EVENTS.

         On February 3, 1998, Registrant announced that it is exiting the non-prime auto finance business and will cease auto loan originations immediately. Registrant also announced that it has deferred consideration of its previously announced exchange offer of common stock for preferred stock and that it has received notice from The Nasdaq National Market, Inc. that its common stock will be delisted from The Nasdaq National Market on March 30, 1998 if prior to that date Registrant does not regain compliance with the conditions for continued listing set forth in The Nasdaq Stock Market's Marketplace Rules.

         The press release issued by Registrant with respect to the foregoing is filed herewith as Exhibit 99.




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ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

      (C)        EXHIBITS.

Exhibit No.      Description
-----------      -----------

    99           Press Release dated February 3, 1998





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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SEARCH FINANCIAL SERVICES INC.



                                    By:     /s/ ELLIS A. REGENBOGEN
                                            ----------------------------------
                                            Ellis A. Regenbogen
                                            Executive Vice President

Dated:   February 3, 1998





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                                 EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------
     99          Press Release dated February 3, 1998





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